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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2004


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                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)


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        Cayman Islands                1-10809             98-0191089
(State or other jurisdiction       (Commission         (I.R.S. Employer
      of incorporation)            File Number)       Identification No.)

              XL House, One Bermudiana Road, Hamilton, Bermuda HM11
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (441) 292 8515

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

     On September 30, 2004, XL Capital Ltd issued the press release attached as
Exhibit 99.1 and incorporated by reference herein.


Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed herewith:


      Exhibit No.     Description
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          99.1        Press Release
                      ("XL CAPITAL LTD ANNOUNCES ESTIMATE OF CLAIMS FROM HURRICANES FRANCES AND IVAN") dated September 30, 2004

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 30, 2004

                                     XL CAPITAL LTD
                                         (Registrant)


                                     By:   /s/ Jerry de St. Paer
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                                           Name:   Jerry de St. Paer
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer